UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

SAVE THE WORLD AIR, INC.

(Exact name of registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	0-29185 (Commission File Number)	52-2088326 (IRS Employer Identification No.)

235 Tennant Avenue
 Morgan Hill, California 95037
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 778-0101

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8-K - CURRENT REPORT
Item 1.01Entry into a Material Definitive Agreement
Item 9.01Financial Statements and Exhibits
SIGNATURES

EX-9.1 (FORM OF FALL 2008 NOTE PURCHASE AGREEMENT)

EX-9.2 (FORM OF FALL 2008 NOTES)

EX-9.3 (FORM OF FALL 2008 WARRANTS)

Item 1.01 Entry into a Material Definitive Agreement

From September 8, 2008, through October 31, 2008, Save the World Air, Inc. (the “Company”) conducted and concluded a private offering (the “Fall 2008 Offering”) of up to $500,000 aggregate face amount of its convertible notes (the “Fall 2008 Notes”) with 8 accredited investors. A total of $198,220 aggregate face amount of the Fall 2008 Notes were sold for an aggregate purchase price of $180,200.  While the stated interest rate on the Fall 2008 Notes is 0%, the actual interest rate on the Fall 2008 Notes is 10%. The Fall 2008 Notes mature on the first anniversary of their date of issuance. The Fall 2008 Notes are convertible, at the option of the noteholder, into shares of common stock of the Company (the “Conversion Shares”) at an initial conversion price equal to the average of the closing bid price of the Company’s common stock for the five trading days preceding the closing dates of the Fall 2008 Offering (the “Conversion Price”). Up to 1,321,466 Conversion Shares are initially issuable at a Conversion Price of $0.15 per share.

Each of the investors in the Fall 2008 Offering received, for no additional consideration, a warrant (the “Fall 2008 Warrants”), entitling the holder to purchase a number of shares of the Company’s common stock equal to 50% of the number of shares of common stock into which the Fall 2008 Notes are convertible (the “Warrant Shares”). Each Fall 2008 Warrant is exercisable on a cash basis only at an initial price of $0.50 per share, and is exercisable immediately upon issuance and for a period of two (2) years from the date of issuance. Up to 660,734 Warrant Shares are initially issuable on exercise of the Fall 2008 Warrants.

The Company received $180,200 in net proceeds in the Fall 2008 Offering which will be used for general corporate purposes and working capital.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

9.1	Form of Summer 2008 Note Purchase Agreement

9.2	Form of Summer 2008 Notes

9.3	Form of Summer 2008 Warrants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2008	SAVE THE WORLD AIR, INC.
	By:	/s/ Charles R. Blum
Charles R. Blum
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

9.1	Form of Fall 2008 Note Purchase Agreement

9.2	Form of Fall 2008 Notes

9.3	Form of Fall 2008 Warrants